SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)On November 14, 2025, Ryan Lada, the Company’s Chief Financial Officer, provided notice to the Company of his decision to resign from the Company in order to pursue another opportunity. On November 15, 2025, the Company’s Board of Directors removed Mr. Lada as Chief Financial Officer of the Company.

(c)On November 15, 2025, the Board of Directors of the Company appointed Diane McClintock, age 58, to serve as Chief Financial Officer of the Company.

Diane McClintock originally joined the Company in 2010 and served as Senior Vice President, FP&A and Investor Relations from March 2022 to November 2025, Vice President of FP&A from September 2014 to March 2022 and as Director, Financial Reporting from 2010 to September 2014. Prior to joining Watts, Ms. McClintock served as Director of Finance and Treasurer of AutoImmune Inc. from 2005 to 2010 and as Transaction Services Director with PricewaterhouseCoopers LLP from 1998 to 2005. Ms. McClintock is a Certified Public Accountant.

Ms. McClintock’s initial annual base salary as Chief Financial Officer will be $515,000. Ms. McClintock will participate in the Company’s Executive Incentive Bonus Plan with a target bonus percentage equal to 70% of her base salary. In addition to standard Company employee benefits, Ms. McClintock has been added as a participant under the Executive Severance Plan and she will be entitled to an annual Company-paid executive physical examination. The Company will also provide Ms. McClintock with a $14,000 annual car allowance and an annual executive financial planning allowance.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer, Chief Compliance Officer & Secretary